Non-current receivables	6 Months Ended
Jun. 30, 2018
Subclassifications of assets, liabilities and equities [abstract]
Non-current receivables
Non-current receivables

(in thousands of USD)	June 30, 2018	December 31, 2017

Shareholders loans to joint ventures	44,062	159,733
LT portion of FMV derivatives	7,896	—
Other non-current receivables	2,063	618
Investment	1	1
Total non-current receivables	54,022	160,352

The shareholders loans to joint ventures as of June 30, 2018 and December 31, 2017 did not bear interest. Please refer to Note 23 for more information on the shareholders loans to joint ventures.

The LT portion of FMV derivatives relates to the fair market value of the Interest Rate Swap instruments, acquired through the acquisition of Gener8 Maritime Inc (see Note 13).

The increase in other non-current receivables is related to an increase of cash guarantees and deposits.
Trade and other receivables

(in thousands of USD)	June 30, 2018	December 31, 2017

Trade receivables	41,660	32,758
Accrued income	14,168	12,465
Accrued interest	50	52
Deferred charges	51,647	24,797
Other receivables	132,294	66,725
Total trade and other receivables	239,819	136,797

The increase in deferred charges is next to the impact of Gener8 also due to a higher proportion of vessels on the spot market, deferrals of TC-in costs for the 4 bareboat-in vessels which were not deferred at the end of December 31, 2017 and to the vessels on TC-in from Gener8 in June 2018.
The overall increase in trade and other receivables is mainly related to the merger with Gener8 and the acquisition of their outstanding receivables such as Pool revenue still to be collected. The other receivables increased further due to the USD 21.0 million receivable from International Seaways ("INSW") following the sale of the subsidiaries owning six modern VLCCs to INSW for a total cash payment of USD 141.0 million of which USD 120.0 million was received on June 14, 2018, the date of closing (see Note 22).